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                                                                     EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File No. 33-3400, 33-57308 and 33-59697).

                                       ARTHUR ANDERSEN LLP

Los Angeles, California
February 26, 1997